UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2013

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, CT 06901

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 13, 2013, the Board of Directors of Information Services Group, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated Bylaws.  The primary changes implemented by the amendments, which were effective immediately upon approval, are described below.

•                                          Amendment to Sections 2.1 and 2.2 to clarify (i) that the executive officer of the Company calling a special meeting upon the request of stockholders will specify the time and place of such special meeting and (ii) the information required from the stockholders when requesting a special meeting.

•                                          Addition of Section 2.9 to provide that in order for stockholder proposals and director nominations to be properly brought before a meeting (i) for annual meetings occurring not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 70 days after the anniversary of the previous year’s annual meeting, notice of such proposals or director nominations must be received by the secretary of the Company not later than the close of business on the 90th day, nor earlier than the close of business on the 150th day in advance of the anniversary of the previous year’s annual meeting and (ii) for all other meetings, notice of such proposals or director nominations must be received by the secretary of the Company not later than the close of business on the 15th day following the date of public disclosure of such meeting.  The notice must include specified information about the proposing stockholder (and, if made on behalf of a beneficial owner, about such beneficial owner), the director nominee (if applicable), beneficial ownership of Company securities (including derivatives and other hedging arrangements) and certain voting and other arrangements.

•                                          Addition of Section 2.10 to provide that the Chairman of the Board, the Chief Executive Officer or such other officer of the Company designated by the Board of Directors, will preside at meetings of stockholders and have the authority to establish procedures for the proper conduct of such meetings, including determining whether any business is properly brought before such meetings.

•                                          Amendment to Section 3.9 to conform the Bylaws with the Company’s Certificate of Incorporation.  Pursuant to Company’s Certificate of Incorporation, the Board of Directors is divided into three classes and therefore, pursuant to the General Corporation Law of the State of Delaware, stockholders may effect removal of directors only for cause.

The preceding description is qualified in its entirety by reference to the Amended and Restated Bylaws of the Company, which are filed as Exhibit 3.1 to this report and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Information Services Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2013	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer